MERRILL LYNCH
GLOBAL BOND
FUND

For Investment and
Retirement




FUND LOGO



Semi-Annual Report

June 30, 2000




Officers and Trustees
Terry K. Glenn, President and Trustee
Charles C. Reilly, Trustee
Richard R. West, Trustee
Arthur Zeikel, Trustee
Edward D. Zinbarg, Trustee
Joseph T. Monagle Jr., Senior Vice President
Harry J. Escobar, Vice President
Donald C. Burke, Vice President and
  Treasurer
Ira P. Shapiro, Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
225 Franklin Street
Boston, MA 02101

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863






This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch
Global Bond Fund
For Investment
And Retirement
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper


Merrill Lynch Global Bond Fund for Investment and Retirement


PORTFOLIO INFORMATION

A chart depicting Type of Issues* As of June 30, 2000

Sovereign Government Obligations           57.3%
US Government & Agency Obligations         12.9%
Industrials                                 3.5%
Telecommunications                          3.2%
Supranational                              10.9%
Foreign Government Obligations              3.5%
Commercial Paper                            2.8%
Computers & Technology                      1.4%


A chart depicting Geographical Diversification* As of June 30, 2000

Luxembourg                                  1.2%
Australia                                   2.5%
Spain                                       3.9%
Norway                                      5.0%
Canada                                      5.8%
Germany                                     8.7%
United States                              20.6%
Japan                                      23.3%
United Kingdom                              8.5%
Italy                                       5.2%
Finland                                     3.6%
Netherlands                                 3.5%
France                                      3.2%
Austria                                     0.5%


A chart depicting Maturity of Investments* As of June 30, 2000

5 yrs-10 yrs                               25.20%
10 yrs+                                    20.53%
0-1 yr                                     12.24%
1 yr-5 yrs                                 42.02%


*Percent of net assets may not equal 100%.



Merrill Lynch Global Bond Fund for Investment and Retirement
June 30, 2000



DEAR SHAREHOLDER

During the six months ended June 30, 2000, global fixed-income markets were shaped by the concerns about the effects of the Year 2000 (Y2K) date change, the continued economic robustness throughout the world (excluding Japan), and the fear of higher interest rates needed to quell the rate of economic growth and inflationary pressures.

In the last two weeks of December 1999, global fixed-income markets were virtually at a standstill as investors waited for the end of the year to bring some market disruption. Although trading was limited, by the first trading day of the new year it was evident that Y2K problems were overblown. There were few disruptions in the markets and investors returned to worrying about higher interest rates very quickly. Although there were several economies that were experiencing growth without inflation, the United States was by far the most conspicuous. After a series of interest rate increases in 1999 totaling 75 basis points (0.75%), the US economy was still moving along at 7.3% for the fourth quarter. There was very little inflation, although the prices of oil and housing were still climbing. There was a temporary rise in the consumer price index
(CPI) in April. The headline CPI was 0.7%, which was higher than the expected 0.5%. However, the real surprise was the core CPI (excluding food and energy) of 0.4%, compared to the previous months' increases of only 0.1%--0.2%. As a result, investors were concerned that the US Federal Reserve Board would have to raise interest rates much further. By late May this view had almost turned 180 degrees, when a few economic statistics pointed to potential slowdown.

Growth without inflation was also continuing in Canada, Australia, the United Kingdom and Germany. However, the central banks were concerned that the continued growth in their economies would eventually spur inflation in the labor markets. The vigilance and persistence of these central banks caused interest rates in the back end of the yield curve to descend by the latter part of January. This topping of interest rates was further exacerbated in the United States by the paydown in long-dated securities. The United States was using its budgetary surplus to pay down as much as $30 billion in Government securities. The announcement of this paydown resulted in an inversion of the yield curve from ten-year to 30-year securities. These developments helped global sovereign yield curves to flatten and, in some cases, to invert.

Dollar Bloc Markets
Although the US Federal Reserve Board paused in December from raising interest rates, it continued on this path in early February. The Federal Funds rate went up 25 basis points in February and March to 6.00%. The US Federal Reserve Board continued its gradualist approach of raising interest rates in 25 basis point increments in an attempt to guide the economy into a soft landing. However, in late April investors began to perceive that the US Federal Reserve Board would need to be more aggressive, given that the first quarter gross domestic product (GDP) was reported at 5.4%, which was not indicative of a slowdown. On May 16, 2000, the US Federal Reserve Board changed from a gradualist to an aggressive approach of raising interest rates, increasing interest rates by 50 basis points to 6.50%. By the end of May, the first signs of a slowdown appeared in durable goods, which was down 6.4%, and leading indicators, which were down 0.1%. The unemployment numbers that were reported in early June were most telling, with an increase in the unemployment rate from 3.9% to 4.1%, and the non-farm payroll statistic, excluding census workers, down 116,000. On June 28, the US Federal Reserve Board paused in its interest rate increases to assess whether the US economy was truly slowing as some economic statistics were indicating. Although this seemed like a quick downturn, investors were still cautious, waiting for more data to confirm an economic slowdown. Investor expectation was that the US Federal Reserve Board would wait until its August meeting to decide the future course of interest rates. In cash securities, interest rates declined 41 basis points in ten-year Government securities. The rise in interest rates had been more dramatic from January 1 (6.44%) to January 20 (6.79%), but with the shift in investor sentiment and the paydown announced in January, the long end of the yield curve began to drop. The ten-year Treasury note ended the period at 6.03%.

Meanwhile, Canada continued to experience a high level of economic growth similar to the United States. Canada maintained its robust economy from internal and external demand. Real GDP increased 0.6% in November, registering the sixteenth consecutive rise, the longest streak since 1961. Consumer prices, as reported by the CPI statistic, were 2.3% year over year, slightly above the midpoint of the acceptable inflation range of 1%--3% established by the Bank of Canada (BoC). This rise in inflation, along with a tight labor market, can portend higher inflation in the near future. As a result, the BoC raised interest rates 25 basis points on February 3 and March 22. The BoC moved again on May 17 by 50 basis points, again matching the increases seen in the United States.


Merrill Lynch Global Bond Fund for Investment and Retirement
June 30, 2000


During the period, we went from a short duration position to a long duration position for both the United States and Canada relative to our benchmark, the JP Morgan Global Government Bond Index. Within this long position, we overweighted the long end and underweighted the short end to take advantage of the flattening and inversion of both yield curves. In addition, the central banks' increase of short-term interest rates has aided our underweighted position because these increases only affect the short end of curves, mostly securities with maturities of less than five years. By June 30, 2000, we went to a neutral duration, looking for opportunities to add duration.

Europe
The euro's weakness was the most dominant factor in the global markets. At the beginning of the six-month period ended June 30, 2000, the euro stood at 1.0062 relative to the US dollar. It broke through parity on January 27, and settled the day at 0.9882. It temporarily traded above parity on February 22, hit the low of
0.8946 on May 18, and traded up to 0.9525 by the end of June. Overall, the euro declined 5.34% for the six-month period. The main cause of this decline was the disinvestment from the euro into the stronger currencies in Japanese and US equity markets. In addition, the reluctance by the European Central Bank (ECB) to aggressively raise interest rates put added pressure on the euro. The ECB appeared to us as indecisive and non-credible in its statements about an appropriate level for the euro. Contradictory statements from several members of the ECB put the euro in a precarious position. Oil prices also created problems for Europeans in terms of a drag on the economy and an inflationary stimulant. Crude oil prices rose 50.7% during the period.

The economy of Euroland continued to expand during the six-month period. Fourth quarter 1999 GDP rose 0.9% quarter over quarter and 3.0% year over year. Given the acceleration in industrial production and the increase in business confidence, as reported in the Reuters Purchasing Managers' Index, the economy is expected to continue its expansion at a 3.5% pace for 2000. On the inflation front, February's consumer prices came to 2% year over year. For most of this period, the increase in oil prices did not seriously affect the underlying inflation rate because of its volatility. In February the price of oil rose to more than $34 per barrel, but by the end of May it had traded down to $29.01. However, by the end of June the price rose to a high of $32.50. During the period, the ECB raised interest rates by 25 basis points on February 3 and on April 27. The ECB paused during May, but surprised investors on June 8 with an aggressive rise of 50 basis points, thereby giving a lift to the euro. In cash securities, the ten-year Bund fell 14 basis points for the period, but it fluctuated widely as investors' perception of inflation increased or decreased. The 30-year Bund was the best-performing security on the yield curve as it declined in yield by 53 basis points. In this environment, we continued to underweight the front end of the yield curve and overweight the long end.

A development that influenced the global bond market during this period was the Universal Mobile Telecommunications Systems (UMTS) auctions. These UMTS auctions are the selling of third-generation mobile phone licenses by the respective government to local businesses. The United Kingdom raised Pound Sterling 23 billion at its April auction. This was extraordinary since the government estimated raising only 3 billion--4 billion Pound Sterling. In addition, the auction caught the attention of bond market investors because these proceeds could be utilized to pay down the government's debt. As a result,Germany is expected to hold a similar auction this summer that is expected to generate more than 50 billion Euro. With this success, several other countries are contemplating utilizing the UMTS auctions. If this trend continues, it may mean lower interest rates in the long end of the respective yield curves. In this environment, we moved from a short duration to a slightly long duration relative to our benchmark. We concentrated on buying the 30-year sectors in order to add duration and take advantage of the potential results of these auctions.


Merrill Lynch Global Bond Fund for Investment and Retirement
June 30, 2000



In non-EMU countries, the central banks were also raising interest rates. The Bank of England raised interest rates by 25 basis points on January 13 and February 10. Denmark raised interest rates 30 basis points on February 3, 25 basis points on April 27 and 50 basis points on June 8 to 4.25%. Sweden raised interest rates 50 basis points on February 4 and June 14. The only exception to this trend was in Greece, where the central bank reduced interest rates by 225 basis points. On January 26, the central bank lowered interest rates by 75 basis points and then followed with 50 basis points on March 8 and April 19. In addition, it cut interest rates by 50 basis points on June 28. In cash securities, the ten-year Gilt in the United Kingdom declined by 24 basis points, while Denmark's ten-year sector rose 4 basis points. Sweden's ten-year sovereign fell 44 basis points, and Greece's ten-year sovereign fell 40 basis points. As the ten-year sovereign's yield was approximately the yield of Norway's ten-year sovereign, we traded out of Greece into Norway, believing that the Norwegian krona would outperform the Greek drachma over the near future. During this period, we remained long duration versus our benchmark.

Japan
Unlike most of the other global economies, Japan had no growth and inflation. It has stumbled along, occasionally rising above recessionary levels. The latest two GDP reports have indicated that Japan was back in a recession. The third and fourth quarter reports for 1999 were both negative, -0.9% and -1.4%, respectively. The main drag in the fourth quarter report continued to be personal consumption, which fell 1.6% quarter over quarter. While consumption remained somewhat of a concern, business activity was increasing, which should help consumption going forward.

Japan's March Tankan report showed some positive signs. In this report, Japanese companies assessed business conditions as improving. The index for large enterprises rose from -17 to -9. Another piece of potentially positive news for the economy was that the new Prime Minister, Yoshiro Mori, is committed to following the economic policies of Keizo Obuchi. He said that fiscal consolidation is necessary, but must be delayed until the economy has recovered. Mori said he does not have any plans for a new fiscal package, but investors perceive that a package may be necessary later in the year in order to help support growth. In addition, the June Tankan report is expected to be -3 compared to the -9 of the March report, thereby prompting a possible end to the "zero interest rate policy" in either July or September. During this period, the ten-year Japanese government bond rose by 4 basis points, and the US dollar relative to the yen appreciated 3.5%. In this environment, we held a short duration relative to our benchmark and were long in US dollars relative to the yen.

In Conclusion
We thank you for your investment in Merrill Lynch Global Bond Fund for Investment and Retirement, and we look forward to sharing our investment outlook and strategies with you in our next report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(Harry Escobar)
Harry Escobar
Senior Vice President and Portfolio Manager



August 8, 2000



Merrill Lynch Global Bond Fund for Investment and Retirement
June 30, 2000


PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results*
                                                                                                    Ten Years/
                                                                       6 Month        12 Month   Since Inception  Standardized
As of June 30, 2000                                                  Total Return   Total Return   Total Return   30-Day Yield
ML Global Bond Fund Class A Shares                                       -0.87%         -1.80%        +85.83%          3.01%
ML Global Bond Fund Class B Shares                                       -1.38          -2.68         +72.03           2.35
ML Global Bond Fund Class C Shares                                       -1.29          -2.62         +17.10           2.30
ML Global Bond Fund Class D Shares                                       -1.00          -2.04         +21.12           2.77

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's ten-year/since inception periods are ten years for Class A & Class B Shares and from 10/21/94 for Class C & Class D Shares.


Average Annual Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 6/30/00                         -1.80%         -5.73%
Five Years Ended 6/30/00                   +2.83          +2.00
Ten Years Ended 6/30/00                    +6.39          +5.96

 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                        % Return       % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 6/30/00                         -2.68%         -6.41%
Five Years Ended 6/30/00                   +2.05          +2.05
Ten Years Ended 6/30/00                    +5.58          +5.58

 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.




                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 6/30/00                         -2.62%         -3.56%
Five Years Ended 6/30/00                   +1.99          +1.99
Inception (10/21/94)
through 6/30/00                            +2.81          +2.81

 *Maximum contingent deferred sales charge is 1% and is reduced to
  0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 6/30/00                         -2.04%         -5.96%
Five Years Ended 6/30/00                   +2.58          +1.74
Inception (10/21/94)
through 6/30/00                            +3.42          +2.68

 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



Merrill Lynch Global Bond Fund for Investment and Retirement
June 30, 2000


SCHEDULE OF INVESTMENTS                                                                                           (in US dollars)
                         Face                                                   Interest     Maturity                 Percent of
                        Amount           Long-Term Obligations                    Rate         Date        Value      Net Assets
Australia

Sovereign      A$       1,325,000  Australian Government Bond                      5.75%      6/15/2011   $    767,683    0.8%
Government
Obligations

                                   Total Investments in Australia (Cost--$780,343)                             767,683    0.8


Austria

Sovereign      YEN     43,000,000  Republic of Austria                             4.75      12/20/2004        473,177    0.5
Government
Obligations

                                   Total Investments in Austria (Cost--$474,586)                               473,177    0.5


Canada

Supra-         C$       5,470,000  Inter-American Development Bank                 7.25      11/03/2003      3,790,004    4.0
national
                                   Total Investments in Canada (Cost--$3,860,262)                            3,790,004    4.0


Finland

Sovereign      Euro     3,195,570  Finnish Government Bond                         7.25       4/18/2006      3,348,109    3.6
Government
Obligations

                                   Total Investments in Finland (Cost--$3,960,538)                           3,348,109    3.6


France

Telecom-       Euro     3,170,939  France Telecom                                  5.75       4/25/2007      2,998,356    3.2
munications

                                   Total Investments in France (Cost--$3,718,545)                            2,998,356    3.2


Germany

Sovereign      Euro     2,160,000  Bundesobligation-116                            5.75       8/22/2000      2,073,630    2.2
Government              1,310,000  Bundesrepublic Deutschland                      4.75       7/04/2028      1,119,929    1.2
Obligations             4,715,000  Bundesrepublic Deutschland                      6.25       1/04/2030      5,034,609    5.3

                                   Total Investments in Germany (Cost--$7,959,753)                           8,228,168    8.7


Italy

Sovereign      Euro     4,530,640  Buoni Poliennali Del Tesoro                    10.00       8/01/2003      4,917,382    5.2
Government
Obligations
                                   Total Investments in Italy (Cost--$6,070,277)                             4,917,382    5.2


Merrill Lynch Global Bond Fund for Investment and Retirement
June 30, 2000


SCHEDULE OF INVESTMENTS (continued)                                                                             (in US dollars)
                          Face                                                  Interest     Maturity                 Percent of
                         Amount          Long-Term Obligations                    Rate         Date        Value      Net Assets

Japan
Sovereign      YEN    790,000,000  Japan Government Bond #151                      5.00  %    9/20/2002   $  8,198,872    8.7%
Government            773,000,000  Japan Government Bonds #174                     4.60       9/20/2004      8,397,065    8.9
Obligations


Supra-                230,000,000  Asian Development Bank                          3.125      6/29/2005      2,379,031    2.6
national              282,000,000  World Bank                                      5.25       3/20/2002      2,892,362    3.1

                                   Total Investments in Japan (Cost--$21,517,085)                           21,867,330   23.3

Luxembourg

Supra-         YEN    120,000,000  European Investment Bank                        0.875     11/08/2004      1,130,406    1.2
national
                                   Total Investments in Luxembourg (Cost--$1,139,629)                        1,130,406    1.2


Netherlands

Sovereign      Euro     3,295,000  Netherlands Government Bond                     6.50       4/15/2003      3,268,010    3.5
Government
Obligations
                                   Total Investments in the Netherlands (Cost--$3,488,588)                   3,268,010    3.5


Norway

Sovereign      Nok     42,000,000  Norwegian Government                            5.50       5/15/2009      4,686,604    5.0
Government
Obligations
                                   Total Investments in Norway (Cost--$4,764,268)                            4,686,604    5.0


Spain

Sovereign      Euro     2,400,000  Bonos y Obligation Del Estado                   5.25       1/31/2003      2,304,383    2.4
Government              1,500,000  Spanish Government Bond                         5.15       7/30/2009      1,401,026    1.5
Obligations
                                   Total Investments in Spain (Cost--$4,442,760)                             3,705,409    3.9


United Kingdom

Sovereign      Pound    4,760,000  United Kingdom Gilt                             7.50      12/07/2006      7,945,682    8.5
Government     Sterling
Obligations
                                   Total Investments in the United Kingdom
                                   (Cost--$8,525,251)                                                        7,945,682    8.5


United States

Computers &    YEN    141,200,000  IBM Corporation                                 0.90       4/14/2003      1,333,863    1.4
Technology

Industrials    DM       7,100,000  Ford Motor Credit Co.                           5.25       6/16/2008      3,301,068    3.5

US Govern-     US$      5,660,000  US Treasury Bonds                               5.25      11/15/2028      5,011,760    5.4
ment & Agency           7,010,000  US Treasury Bonds                               6.125      8/15/2029      7,080,100    7.5
Obligations
                                   Total Investments in the United States
                                   (Cost--$16,929,475)                                                      16,726,791   17.8

                                   Total Investments in Long-Term Obligations
                                   (Cost--$87,631,360)                                                      83,853,111   89.2


Merrill Lynch Global Bond Fund for Investment and Retirement
June 30, 2000


SCHEDULE OF INVESTMENTS (concluded)                                                                              (in US dollars)
                          Face                                                  Interest     Maturity                 Percent of
                         Amount          Long-Term Obligations                    Rate         Date        Value      Net Assets

Australia
Foreign        A$       2,740,000  Australian Treasury Bill                        5.75   %   8/03/2000   $  1,637,772    1.7%
Government
Obligations*


Canada

Foreign        C$       2,440,000  Ontario Treasury Bill                           5.9373     7/06/2000      1,645,226    1.8
Government
Obligations*


United States

Commercial     US$      2,669,000  General Motors Acceptance Corp.                 7.13       7/03/2000      2,669,000    2.8
Paper*
                                   Total Investments in Short-Term
                                   Obligations (Cost--$5,939,530)                                            5,951,998    6.3


                   Nominal Value
                 Covered by Options              Issue

Options Purchased

Currency Put            3,000,000  Japanese Yen, expiring July 2000 at YEN  108                                  7,500    0.0
Options
Purchased

                                   Total Currency Options Purchased (Cost--$8,400)                               7,500    0.0


Total Investments (Cost--$93,579,290)                                                                       89,812,609   95.5

Unrealized Depreciation on Forward Foreign Exchange Contracts**                                                (19,647)   0.0

Other Assets Less Liabilities                                                                                4,254,740    4.5
                                                                                                          ------------  ------
Net Assets                                                                                                $ 94,047,702  100.0%
                                                                                                          ============  ======




 *Commercial Paper, certain Foreign Government Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
**Forward foreign exchange contracts as of June 30, 2000 were as follows:

                                                    Unrealized
                              Expiration           Appreciation
  Foreign Currency Sold          Date             (Depreciation)

  A$           2,691,639      July 2000            $   (36,122)
  Euro         5,904,267      July 2000                (99,594)
  Pound          253,332      July 2000                   (958)
  Sterling
  YEN      1,100,482,064      July 2000                 67,057
                                                   -----------
  Total (US$ Commitment--$18,002,285)              $   (69,617)
                                                   -----------

  Foreign Currency Purchased

  Euro         6,392,005      July 2000            $   103,108
  YEN        587,190,487      July 2000                (53,138)
                                                   -----------
  Total (US$ Commitment--$11,644,363)              $    49,970
                                                   -----------

  Total Unrealized Depreciation on Forward
  Foreign Exchange Contracts--Net                  $   (19,647)
                                                   ===========

  See Notes to Financial Statements.


Merrill Lynch Global Bond Fund for Investment and Retirement
June 30, 2000

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of June 30, 2000
Assets:             Investments, at value (identified cost--$93,570,890)                                  $   89,805,109
                    Options purchased, at value (cost--$8,400)                                                     7,500
                    Cash                                                                                             515
                    Foreign cash                                                                               2,500,652
                    Receivables:
                      Securities sold                                                     $   2,249,451
                      Interest                                                                1,458,155
                      Beneficial interest sold                                                   19,789
                      Forward foreign exchange contracts                                          1,562        3,728,957
                                                                                          -------------
                    Prepaid registration fees and other assets                                                    66,448
                                                                                                           -------------
                    Total assets                                                                              96,109,181
                                                                                                           -------------

Liabilities:        Unrealized depreciation on forward foreign exchange contracts                                 19,647
                    Payables:
                      Securities purchased                                                    1,336,594
                      Beneficial interest redeemed                                              267,710
                      Dividends to shareholders                                                  96,425
                      Investment adviser                                                         43,657
                      Distributor                                                                39,384
                      Forward foreign exchange contracts                                            777        1,784,547
                                                                                          -------------
                    Accrued expenses and other liabilities                                                       257,285
                                                                                                           -------------
                    Total liabilities                                                                          2,061,479
                                                                                                           -------------

Net Assets:         Net assets                                                                             $  94,047,702
                                                                                                           =============

Net Assets          Class A Shares of beneficial interest, $.10 par value, unlimited number
Consist of:         of shares authorized                                                                   $     180,372
                    Class B Shares of beneficial interest, $.10 par value, unlimited number
                    of shares authorized                                                                         590,251
                    Class C Shares of beneficial interest, $.10 par value, unlimited number
                    of shares authorized                                                                           7,374
                    Class D Shares of beneficial interest, $.10 par value, unlimited number
                    of shares authorized                                                                         368,612
                    Paid-in capital in excess of par                                                         142,590,730
                    Accumulated realized capital losses on investments and foreign
                    currency transactions--net                                                               (45,935,063)
                    Unrealized depreciation on investments and foreign currency
                    transactions--net                                                                         (3,754,574)
                                                                                                           -------------
                    Net assets                                                                             $  94,047,702
                                                                                                           =============

Net Asset Value:    Class A--Based on net assets of $14,792,776 and 1,803,718 shares
                             of beneficial interest outstanding                                            $        8.20
                                                                                                           =============
                    Class B--Based on net assets of $48,422,989 and 5,902,515 shares
                             of beneficial interest outstanding                                            $        8.20
                                                                                                           =============
                    Class C--Based on net assets of $604,704 and 73,735 shares
                             of beneficial interest outstanding                                            $        8.20
                                                                                                           =============
                    Class D--Based on net assets of $30,227,233 and 3,686,121 shares
                             of beneficial interest outstanding                                            $        8.20
                                                                                                           =============

                    See Notes to Financial Statements.



Merrill Lynch Global Bond Fund for Investment and Retirement
June 30, 2000

FINANCIAL INFORMATION (continued)

Statement of Operations for the Six Months Ended June 30, 2000
Investment Income:  Interest and discount earned (net of $11,168 foreign
                    withholding tax)                                                                      $    2,877,692

Expenses:           Investment advisory fees                                              $     305,960
                    Account maintenance and distribution fees--Class B                          203,957
                    Transfer agent fees--Class B                                                 57,415
                    Professional fees                                                            40,842
                    Account maintenance fees--Class D                                            39,505
                    Accounting services                                                          35,272
                    Custodian fees                                                               34,854
                    Registration fees                                                            29,093
                    Printing and shareholder reports                                             28,403
                    Transfer agent fees--Class D                                                 28,208
                    Transfer agent fees--Class A                                                 13,713
                    Trustees' fees and expenses                                                  10,942
                    Account maintenance and distribution fees--Class C                            2,550
                    Transfer agent fees--Class C                                                    701
                    Pricing services                                                                 62
                    Other                                                                         3,186
                                                                                          -------------
                    Total expenses                                                                               834,663
                                                                                                           -------------
                    Investment income--net                                                                     2,043,029
                                                                                                           -------------

Realized &          Realized loss from:
Unrealized Gain       Investments--net                                                       (1,448,447)
(Loss) on             Foreign currency transactions--net                                     (4,809,062)      (6,257,509)
Investments &                                                                             -------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net:    Investments--net                                                        2,097,652
                      Foreign currency transactions--net                                        621,074        2,718,726
                                                                                          -------------    -------------
                    Net Decrease in Net Assets Resulting from Operations                                   $  (1,495,754)
                                                                                                           =============

                    See Notes to Financial Statements.


Merrill Lynch Global Bond Fund for Investment and Retirement
June 30, 2000


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                          For the Six       For the
                                                                                          Months Ended     Year Ended
                                                                                            June 30,      December 31,
Increase (Decrease) in Net Assets:                                                            2000            1999
Operations:         Investment income--net                                                $   2,043,029    $   6,633,138
                    Realized loss on investments and foreign currency
                    transactions--net                                                        (6,257,509)      (5,178,260)
                    Change in unrealized appreciation/depreciation on investments
                    and foreign currency transactions--net                                    2,718,726      (14,950,384)
                                                                                          -------------    -------------
                    Net decrease in net assets resulting from operations                     (1,495,754)     (13,495,506)
                                                                                          -------------    -------------

Dividends to        Investment income--net:
Shareholders:         Class A                                                                  (345,970)        (812,197)
                      Class B                                                                (1,012,967)      (2,645,207)
                      Class C                                                                   (11,655)         (38,789)
                      Class D                                                                  (672,437)      (1,459,445)
                    Return of capital--net:
                      Class A                                                                        --         (274,931)
                      Class B                                                                        --         (895,412)
                      Class C                                                                        --          (13,130)
                      Class D                                                                        --         (494,027)
                                                                                          -------------    -------------
                    Net decrease in net assets resulting from dividends to
                    shareholders                                                             (2,043,029)      (6,633,138)
                                                                                          -------------    -------------

Beneficial          Net decrease in net assets derived from beneficial
Interest            interest transactions                                                   (17,690,838)     (52,074,917)
Transactions:                                                                             -------------    -------------

Net Assets:         Total decrease in net assets                                            (21,229,621)     (72,203,561)
                    Beginning of period                                                     115,277,323      187,480,884
                                                                                          -------------    -------------
                    End of period                                                         $  94,047,702    $ 115,277,323
                                                                                          =============    =============

                    See Notes to Financial Statements.


Merrill Lynch Global Bond Fund for Investment and Retirement
June 30, 2000


FINANCIAL INFORMATION (continued)

Financial Highlights
                                                                                         Class A
                                                                 For the Six
The following per share data and ratios have been derived        Months Ended
from information provided in the financial statements.             June 30,        For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                              2000       1999       1998        1997       1996
Per Share           Net asset value, beginning of period          $    8.46  $    9.66  $    9.12  $    9.56   $    9.54
Operating                                                         ---------  ---------  ---------  ---------   ---------
Performance:        Investment income--net                              .18        .45        .52        .54         .56
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                  (.26)     (1.20)       .54       (.44)        .02
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total from investment operations                   (.08)      (.75)      1.06        .10         .58
                                                                  ---------  ---------  ---------  ---------   ---------
                    Less dividends and distributions:
                      Investment income--net                           (.18)      (.34)      (.52)      (.14)       (.56)
                      Return of capital--net                             --       (.11)        --       (.40)         --
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total dividends and distributions                  (.18)      (.45)      (.52)      (.54)       (.56)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Net asset value, end of period                $    8.20  $    8.46 $     9.66  $    9.12   $    9.56
                                                                  =========  =========  =========  =========   =========

Total Investment    Based on net asset value per share                (.87%)++  (7.92%)    11.99%      1.19%       6.42%
Return:**                                                         =========  =========  =========  =========   =========

Ratios to Average   Expenses                                          1.13%*     1.06%       .92%       .96%        .87%
Net Assets:                                                       =========  =========  =========  =========   =========
                    Investment income--net                            4.49%*     5.02%      5.57%      5.83%       6.02%
                                                                  =========  =========  =========  =========   =========

Supplemental        Net assets, end of period (in thousands)      $  14,793  $  16,776  $  26,289  $  27,522   $  72,876
Data:                                                             =========  =========  =========  =========   =========
                    Portfolio turnover                              119.71%    138.81%    129.20%    699.63%    1234.05%
                                                                  =========  =========  =========  =========   =========


                   *Annualized.
                  **Total investment returns exclude the effects of sales charges.
                  ++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch Global Bond Fund for Investment and Retirement
June 30, 2000


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
                                                                                         Class B
                                                                 For the Six
The following per share data and ratios have been derived        Months Ended
from information provided in the financial statements.             June 30,        For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                              2000       1999       1998        1997       1996
Per Share           Net asset value, beginning of period          $    8.47  $    9.66  $    9.12  $    9.56   $    9.54
Operating                                                         ---------  ---------  ---------  ---------   ---------
Performance:        Investment income--net                              .15        .38        .45        .47         .49
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                  (.27)     (1.19)       .54       (.44)        .02
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total from investment operations                   (.12)      (.81)       .99        .03         .51
                                                                  ---------  ---------  ---------  ---------   ---------
                    Less dividends and distributions:
                      Investment income--net                           (.15)      (.28)      (.45)      (.13)       (.49)
                      Return of capital--net                             --       (.10)        --       (.34)         --
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total dividends and distributions                  (.15)      (.38)      (.45)      (.47)       (.49)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Net asset value, end of period                $    8.20  $    8.47  $    9.66  $    9.12   $    9.56
                                                                  =========  =========  =========  =========   =========

Total Investment    Based on net asset value per share               (1.38%)++  (8.53%)    11.13%       .41%       5.60%
Return:**                                                         =========  =========  =========  =========   =========

Ratios to Average   Expenses                                          1.91%*     1.84%      1.71%      1.73%       1.65%
Net Assets:                                                       =========  =========  =========  =========   =========
                    Investment income--net                            3.71%*     4.24%      4.80%      5.07%       5.25%
                                                                  =========  =========  =========  =========   =========

Supplemental        Net assets, end of period (in thousands)      $  48,423  $  62,822  $ 110,620  $ 160,571   $ 347,529
Data:                                                             =========  =========  =========  =========   =========
                    Portfolio turnover                              119.71%    138.81%    129.20%    699.63%    1234.05%
                                                                  =========  =========  =========  =========   =========


                   *Annualized.
                  **Total investment returns exclude the effects of sales charges.
                  ++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch Global Bond Fund for Investment and Retirement
June 30, 2000


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
                                                                                        Class C
                                                                 For the Six
The following per share data and ratios have been derived        Months Ended
from information provided in the financial statements.             June 30,       For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                              2000       1999       1998        1997       1996
Per Share           Net asset value, beginning of period          $    8.46  $    9.66  $    9.12  $    9.56   $    9.54
Operating                                                         ---------  ---------  ---------  ---------   ---------
Performance:        Investment income--net                              .15        .37        .45        .46         .48
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                  (.26)     (1.20)       .54       (.44)        .02
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total from investment operations                   (.11)      (.83)       .99        .02         .50
                                                                  ---------  ---------  ---------  ---------   ---------
                    Less dividends and distributions:
                      Investment income--net                           (.15)      (.28)      (.45)      (.12)       (.48)
                      Return of capital--net                             --       (.09)        --       (.34)         --
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total dividends and distributions                  (.15)      (.37)      (.45)      (.46)       (.48)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Net asset value, end of period                $    8.20  $    8.46  $    9.66  $    9.12   $    9.56
                                                                  =========  =========  =========  =========   =========

Total Investment    Based on net asset value per share               (1.29%)++  (8.69%)    11.07%       .33%       5.51%
Return:**                                                         =========  =========  =========  =========   =========

Ratios to Average   Expenses                                          1.97%*     1.89%      1.75%      1.82%       1.73%
Net Assets:                                                       =========  =========  =========  =========   =========
                    Investment income--net                            3.65%*     4.19%      4.74%      4.94%       5.16%
                                                                  =========  =========  =========  =========   =========

Supplemental        Net assets, end of period (in thousands)      $     605  $     785  $   1,848  $   2,284   $   9,351
Data:                                                             =========  =========  =========  =========   =========
                    Portfolio turnover                              119.71%    138.81%    129.20%    699.63%    1234.05%
                                                                  =========  =========  =========  =========   =========


                   *Annualized.
                  **Total investment returns exclude the effects of sales charges.
                  ++Aggregate total investment return.

                    See Notes to Financial Statements.



Merrill Lynch Global Bond Fund for Investment and Retirement
June 30, 2000


FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
                                                                                        Class D
                                                                For the Six
The following per share data and ratios have been derived       Months Ended
from information provided in the financial statements.            June 30,        For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                             2000       1999       1998        1997       1996
Per Share           Net asset value, beginning of period          $    8.46  $    9.66  $    9.11  $    9.55   $    9.54
Operating                                                         ---------  ---------  ---------  ---------   ---------
Performance:        Investment income--net                              .17        .43        .50        .51         .54
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                  (.26)     (1.20)       .55       (.44)        .01
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total from investment operations                   (.09)      (.77)      1.05        .07         .55
                                                                  ---------  ---------  ---------  ---------   ---------
                    Less dividends and distributions:
                      Investment income--net                           (.17)      (.32)      (.50)      (.13)       (.54)
                      Return of capital--net                             --       (.11)        --       (.38)         --
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total dividends and distributions                  (.17)      (.43)      (.50)      (.51)       (.54)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Net asset value, end of period                $    8.20  $    8.46  $    9.66  $    9.11   $    9.55
                                                                  =========  =========  =========  =========   =========

Total Investment    Based on net asset value per share               (1.00%)++  (8.15%)    11.84%       .94%       6.05%
Return:**                                                         =========  =========  =========  =========   =========

Ratios to Average   Expenses                                          1.38%*     1.31%      1.17%      1.19%       1.08%
Net Assets:                                                       =========  =========  =========  =========   =========
                    Investment income--net                            4.24%*     4.77%      5.32%      5.66%       5.74%
                                                                  =========  =========  =========  =========   =========

Supplemental        Net assets, end of period (in thousands)      $  30,227  $  34,894  $  48,724  $  49,813   $  45,685
Data:                                                             =========  =========  =========  =========   =========
                    Portfolio turnover                              119.71%    138.81%    129.20%    669.63%    1234.05%
                                                                  =========  =========  =========  =========   =========


                   *Annualized.
                  **Total investment returns exclude the effects of sales charges.
                  ++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch Global Bond Fund for Investment and Retirement
June 30, 2000


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Global Bond Fund for Investment and Retirement (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees of the primary market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Other investments, including futures contracts and related options, are stated at market value or otherwise at the fair value at which it is expected they may be resold, as determined in good faith by or under the direction of the Board of Trustees. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts as a hedge against adverse changes in interest rates. A futures contract is an agreement between two parties to buy and sell a security, respectively, for a set price on a future date. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.



Merrill Lynch Global Bond Fund for Investment and Retirement
June 30, 2000



* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. A portion of the net investment income dividends, paid by the Fund during the year ended December 31, 1999, is characterized as a return of capital.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of .60%, on an annual basis, of the average daily value of the Fund's net assets.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                     Account
                                   Maintenance   Distribution
                                       Fee            Fee

Class B                                .25%          .50%
Class C                                .25%          .55%
Class D                                .25%           --



Merrill Lynch Global Bond Fund for Investment and Retirement
June 30, 2000


NOTES TO FINANCIAL STATEMENTS (concluded)


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended June 30, 2000, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                           FAMD      MLPF&S

Class A                     $ 4       $ 54
Class D                     $23       $882

For the six months ended June 30, 2000, MLPF&S received contingent deferred sales charges of $19,482 and $141 relating to transactions in Class B and Class C Shares, respectively.

For the six months ended June 30, 2000, Merrill Lynch Security
Pricing Source, an affiliate of MLPF&S, earned $139 for providing security price quotations to complete the Fund's net asset value.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLIM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of MLIM, PSI, FAMD, FDS, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2000 were $109,450,145 and $125,454,912, respectively.

Net realized gains (losses) for the six months ended June 30, 2000 and net unrealized gains (losses) as of June 30, 2000 were as follows:


                                 Realized          Unrealized
                               Gains (Losses)    Gains (Losses)
Investments:
  Long-term                     $  (1,448,250)  $ (3,765,781)
  Short-term                             (197)            --
                                -------------   ------------
Total investments                  (1,448,447)    (3,765,781)
                                -------------   ------------
Currency transactions:
  Options written                       7,575             --
  Options purchased                  (209,607)          (900)
  Foreign currency
  transactions                     (4,553,006)        31,754
  Forward foreign exchange
  contracts                           (54,024)       (19,647)
                                -------------   ------------
Total currency transactions        (4,809,062)         11,207

Total                           $  (6,257,509)  $ (3,754,574)
                                =============   ============


As of June 30, 2000, net unrealized depreciation for Federal income tax purposes aggregated $3,765,781, of which $1,333,168 related to appreciated securities and $5,098,949 related to depreciated securities. The aggregate cost of investments at June 30, 2000 for Federal income tax purposes was $93,570,890.

Transactions in options written for the six months ended June 30, 2000, were as follows:

                                  Nominal Value
                                    Covered by     Premiums
                                 Written Options   Received

Outstanding call options
written, beginning of period               --             --
Options written                     2,367,260   $      7,575
Options expired                    (2,367,260)        (7,575)
                                -------------   ------------
Outstanding call options
written, end of period                     --   $         --
                                =============   ============


4. Beneficial Interest Transactions:
Net decrease in net assets derived from beneficial interest transactions was $17,690,838 and $52,074,917 for the six months ended June 30, 2000 and for the year ended December 31, 1999, respectively.

Transactions in shares of capital for each class were as follows:


Class A Shares for the Six Months                   Dollar
Ended June 30, 2000                   Shares        Amount

Shares sold                           133,173  $  1,092,651
Shares issued to shareholders
in reinvestment of dividends           18,934       154,955
                                -------------   ------------
Total issued                          152,107      1,247,606
Shares redeemed                      (330,547)    (2,715,733)
                                -------------   ------------
Net decrease                         (178,440)  $ (1,468,127)
                                =============   ============


Merrill Lynch Global Bond Fund for Investment and Retirement
June 30, 2000


Class A Shares for the Year                        Dollar
Ended December 31, 1999              Shares        Amount

Shares sold                           342,620   $  3,103,935
Shares issued to shareholders
in reinvestment of dividends           60,335        541,594
                                -------------   ------------
Total issued                          402,955      3,645,529
Shares redeemed                    (1,142,477)   (10,228,013)
                                -------------   ------------
Net decrease                         (739,522)  $ (6,582,484)
                                =============   ============


Class B Shares for the Six Months                   Dollar
Ended June 30, 2000                   Shares        Amount

Shares sold                           101,319   $    832,337
Shares issued to shareholders
in reinvestment of dividends           64,278        526,573
                                -------------   ------------
Total issued                          165,597      1,358,910
Automatic conversion of
shares                               (192,462)    (1,573,020)
Shares redeemed                    (1,490,940)   (12,245,914)
                                -------------   ------------
Net decrease                       (1,517,805)  $(12,460,024)
                                =============   ============


Class B Shares for the Year                         Dollar
Ended December 31, 1999               Shares        Amount

Shares sold                           222,665   $  2,037,879
Shares issued to shareholders
in reinvestment of dividends          226,620      2,037,643
                                -------------   ------------
Total issued                          449,285      4,075,522
Automatic conversion of
shares                               (301,066)    (2,690,620)
Shares redeemed                    (4,176,877)   (37,697,677)
                                -------------   ------------
Net decrease                       (4,028,658)  $(36,312,775)
                                =============   ============


Class C Shares for the Six Months                   Dollar
Ended June 30, 2000                   Shares        Amount

Shares sold                            14,677   $    119,490
Shares issued to shareholders
in reinvestment of dividends            1,122          9,186
                                -------------   ------------
Total issued                           15,799        128,676
Shares redeemed                       (34,882)      (287,656)
                                -------------   ------------
Net decrease                          (19,083)  $   (158,980)
                                =============   ============


Class C Shares for the Year                         Dollar
Ended December 31, 1999               Shares        Amount

Shares sold                            10,394   $     93,209
Shares issued to shareholders
in reinvestment of dividends            4,789         43,148
                                -------------   ------------
Total issued                           15,183        136,357
Shares redeemed                      (113,668)    (1,023,182)
                                -------------   ------------
Net decrease                          (98,485)  $   (886,825)
                                =============   ============


Class D Shares for the Six Months                   Dollar
Ended June 30, 2000                   Shares        Amount

Shares sold                            13,930   $    115,333
Automatic conversion of
shares                                192,534      1,573,020
Shares issued to shareholders
in reinvestment of dividends           50,542        413,692
                                -------------   ------------
Total issued                          257,006      2,102,045
Shares redeemed                      (694,171)    (5,705,752)
                                -------------   ------------
Net decrease                         (437,165)  $ (3,603,707)
                                =============   ============


Class D Shares for the Year                         Dollar
Ended December 31, 1999               Shares        Amount

Shares sold                            39,011   $    352,215
Automatic conversion of
shares                                301,217      2,690,620
Shares issued to shareholders
in reinvestment of dividends          143,701      1,287,452
                                -------------   ------------
Total issued                          483,929      4,330,287
Shares redeemed                    (1,405,704)   (12,623,120)
                                -------------   ------------
Net decrease                         (921,775)  $ (8,292,833)
                                =============   ============


5. Short-Term Borrowings:
On December 3, 1999, the Fund, along with certain other funds managed by MLIM, entered into a one-year, unsecured $1,000,000,000 credit agreement with The Bank of New York and certain other institutions party thereto. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. The agreement bears interest at the Federal Funds rate plus .50%. The Fund did not borrow from the facility during the six months ended June 30, 2000.

6. Commitments:
At June 30, 2000, the Fund had entered into foreign exchange contracts, under which it had agreed to sell foreign currency with an approximate value of $556,000.

7. Capital Loss Carryforward:
At December 31, 1999, the Fund had a net capital loss carryforward of approximately $37,780,000, of which $23,791,000 expires in 2002, $10,514,000 expires in 2005 and $3,475,000 expires in 2007. This amount will be available to offset like amounts of any future taxable gains.